                                                            Exhibit 99.12

                                                            Execution copy


                         INSTRUCTIONS TO THE NOTARY


                          FLOATING CHARGE AGREEMENT


                           DATED 11 FEBRUARY 2004


                                   BETWEEN



                            SOLUTIA EUROPE SA/NV

                                 AS PLEDGOR


                                     AND


                                 KBC BANK NV

                                 AS PLEDGEE

         [NOTE: FOR TRANSLATION PURPOSES ONLY - DEFINITIVE FLOATING
                      CHARGE AGREEMENT TO BE IN DUTCH]

                                                            Execution copy

                              TABLE OF CONTENTS

1.       Definitions........................................................4
2.       Pledge.............................................................4
3.       The Business.......................................................5
4.       Representations, warranties and undertakings.......................6
5.       Continuing security and other matters..............................7
6.       Enforcement........................................................9
7.       Application of proceeds............................................9
8.       Indemnity..........................................................9
9.       Discharge of the pledge............................................9
10.      Liability of Pledgee..............................................10
11.      Responsibility of the Pledgee.....................................10
12.      Expenses..........................................................10
13.      Notices...........................................................11
14.      General...........................................................12

                                                            Execution copy


                          FLOATING CHARGE AGREEMENT

BETWEEN:

(1) SOLUTIA EUROPE SA/NV, a Belgian company limited by shares, having its registered office at Boondaelse Steenweg 6, B-1050 Brussels, Belgium and registered at the Crossroads Bank for Enterprises, under enterprise number 0460.474.440,

         (the PLEDGOR);

AND:

(2) KBC BANK NV, a Belgian bank, with registered office at Havenlaan 2, B-1080 Brussels, Belgium, registered at the Crossroads Bank for Enterprises, under enterprise number 0462.920.226 and acting for itself and as joint creditor pursuant to Clause 2.1 of the Collateral Agency Agreement (as defined below),

         (the PLEDGEE).

WHEREAS:

(A) The Pledgor and the Noteholders have agreed to amend and restate the Pledgor's euro 200,000,000 6.25 percent Notes due 2005, as amended and restated, the euro 200,000,000 10.00 percent Senior Secured Notes due 2008 (together with the Terms and Conditions of Notes annexed thereto, as amended, modified or supplemented from time to time, the NOTES and such Terms and Conditions of Notes, as amended, modified or supplemented from time to time, the TERMS AND CONDITIONS OF NOTES) pursuant to an Agreement of Understanding and Restructuring dated 30 January 2004 among the Pledgor and the Noteholders party thereto (as amended, modified or supplemented from time to time, the AGREEMENT OF UNDERSTANDING). In connection with the Notes, the Pledgor will enter into the Fiscal Agency Agreement dated 11 February 2004 among the Pledgor, Kredietbank S.A. Luxembourgeoise as fiscal agent and paying agent, and KBC Bank NV as principal paying agent (as amended, modified or supplemented from time to time, the FISCAL AGENCY AGREEMENT). The Noteholders and the Couponholders are entitled to the benefit of, are bound by and are deemed to have notice of all of the provisions of the Fiscal Agency Agreement.

(B) It is a requirement of the Agreement of Understanding and the Terms and Conditions of Notes that the Pledgor grant a floating charge to the Pledgee to secure its obligations to the Pledgee as provided herein and undertake the obligations contemplated by this Agreement.

(C) Pursuant to Clause 2.1 of the Collateral Agency Agreement (as defined below), the Pledgee shall be the joint creditor (together with the relevant Noteholder) of each and every obligation of the Pledgor towards each of the Noteholders under the Notes and the other Credit Documents to which the Pledgor is party, and accordingly the Pledgee will have its own independent right to demand performance by the Pledgor of those obligations. There is as a result a joint creditorship under New York law between the Noteholders and the Pledgee with regard to the sums owed under the Notes and the other Credit Documents.

(D) In consideration of the agreements set forth herein and in the Terms and Conditions of Notes, the Agreement of Understanding and the other Credit Documents, the Pledgor agrees to create a first ranking pledge in respect of the Business (as defined below) in favour of the Pledgee under the following terms (the AGREEMENT).

                                                            Execution copy

IT HAS BEEN AGREED AS FOLLOWS:

1.       DEFINITIONS

1.1      DEFINITIONS

In this Agreement, unless the context otherwise requires:

         BUSINESS means the business described in Clause 3 of this Agreement;

         COLLATERAL AGENCY AGREEMENT means the collateral agency agreement dated 11 February 2004 among the Pledgor, the Subsidiary Guarantors, the Pledgee and the Noteholders party thereto, as amended, modified or supplemented from to time to time;

         PLEDGE means the pledge of the Business created or arising pursuant to this Agreement;

         RECEIVABLES PLEDGE AGREEMENT means the receivables pledge agreement dated the date hereof between the Pledgor and the Pledgee, as amended, modified or supplemented from time to time;

         SECURED OBLIGATIONS means all present and future actual and contingent indebtedness, obligations, and liabilities of the Pledgor to the Pledgee which may arise under, out of, or in connection with the Collateral Agency Agreement, the Fiscal Agency Agreement, the Notes, or any other Credit Document to which the Pledgor is party.

Unless otherwise defined in this Agreement, words and expressions defined in the Terms and Conditions of Notes shall have the same meaning when used in this Agreement.

In this Agreement, each reference to a document will be deemed to be a reference to such document as amended and/or supplemented by the parties to such document from time to time.

1.2      SUCCESSORS AND ASSIGNS

The expressions PLEDGEE, NOTEHOLDERS and PLEDGOR include their respective successors, and, in the case of the Pledgee, its nominee or such other person as may from time to time be appointed Collateral Agent for the Noteholders and, in the case of the Noteholders, their respective transferees and assignees to whom any Note or any Secured Obligations shall have been transferred.

1.3      HEADINGS

Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

2.       PLEDGE

(a) The Pledgor hereby pledges its Business (fonds de commerce/handelszaak) to the Pledgee in first rank, as security for the Secured Obligations in accordance with the law of 25 October 1919.

(b)      This pledge is granted up to the following amounts:

         (i)      in respect of principal                     EUR 200,000,000

                                                            Execution copy

         (ii) three years of interest calculated at the rate of 18%, or such other rate as may be agreed between the parties, in accordance with article 87 of the Mortgage Law pro memorie/memoire

         (iii) for accessories such as retaining fees, reinvestment and broken funding, costs for subrogation and inscription, expenses and fees concerning collection of debt, costs and fees concerning the perfection, foreclosure, release and preservation of the security, estimate and file costs as well as all amounts exceeding the above mentioned principal, because of accounting matured interests, retaining fees or unpaid negotiable instruments.

                                                              EUR 20,000,000

With a view to the limitation of inscription costs, the Pledgee may apply in certain judicial districts for this Pledge to be recorded in lower amounts. The Pledgee shall have no obligation whatsoever to do so, and in so doing shall not be prevented from subsequently applying in such districts for the Pledge to be recorded in its full amount.

In the event that Pledgor operates its Business in any judicial district in Belgium other than the four judicial districts in which the Pledge will be recorded on or about the date hereof (any such district, an ADDITIONAL JUDICIAL DISTRICT), the Pledgor shall, as required by Article 4.2 (c), notify the Pledgee in writing and this Pledge shall be recorded in such Additional Judicial District as set out in Article 3, second paragraph below, and the Pledgor shall pay all inscription and other costs and expenses in connection therewith as required by Article 12.

On the date of this Agreement, the parties have agreed to register this Pledge in the following judicial districts for the following amounts:

-        Nivelles:  EUR 200,000,000; in principal and EUR 20,000,000 in accessories;

-        Bruxelles: EUR 25,000 in principal and accessories;

-        Ghent:     EUR 200,000,000 in principal and EUR 20,000,000 in
                    accessories; and

-        Antwerp:   EUR 100,000,000; in principal and EUR 10,000,000 in
                    accessories.

The pledge made in this Clause 2 and Clause 3 shall not include a pledge of Pledgor's rights under the Master Operating Agreement effective as of 1 September 1997 between Monsanto Company and the Parent including its appendixes between Monsanto Europe SA and the Pledgor relating to Pledgor's use thereunder of facilities located in Antwerp and Ghent to the extent that such pledge would violate the express and enforceable provisions of such Master Operating Agreement binding on the Pledgor under applicable law.

3.       THE BUSINESS

The Business being pledged hereunder is the business which consists of
(i) all acts, whether alone or with the participation of third parties, in connection with the production, exploitation, distribution, creation of profitability in and the sale of chemical, plastic products, synthetic fibres and of similar products, (ii) the building of, the fabrication, the sale and purchase and the exploitation of appliances, machines and installations that serve the fabrication and utilisation of these products (described in (i) above), (iii) the improvement, the exploitation by way of licenses, the study, the investigation, the acquisition, the improvement of all patents, inventions and fabrication procedures in relation to these products (described in (i) above), and of any other activities that the Pledgor may from time to time carry out, operated by the Pledgor at Brussels, Gent, Antwerp, Louvain-la-Neuve, and/or at any other

                                                            Execution copy

place where the Pledgor may now or in the future operate such business, registered at the Crossroads Bank for Enterprises with the enterprise number 0440.474.440.

The parties declare that they regard such Business, irrespective of the number of places in which it may now or in the future be operated, as constituting one single handelszaak/fonds de commerce. The Pledgee shall nevertheless be authorised, for the sake of certainty, to proceed with the registration of this Pledge in the judicial districts as referred to in Clause 4.1 (f) and in all judicial districts where it is or will be operated, and such multiple registrations shall not affect the nature of the Business as a single handelszaak/fonds de commerce.

The Business is comprised of all constitutive parts thereof, including without limitation (i) the administrative licences and authorisations connected with the operation of the Business; (ii) goodwill, the commercial names and signs, the commercial organisation; (iii) trade and service marks, patents and all other intellectual property rights; (iv) know-how whether the subject of exclusive rights or not; (v) all rights under leases, licences and other contracts; (vi) all on-going contracts (including insurance contracts); (vii) all records, materials, machines, equipment, computers and vehicles; (viii) all items of stock (subject as the case may be to limitations provided by law), in each case whether located on the premises of the Pledgor or in the hands of third parties; (ix) all shareholdings and participations; (x) all cash, receivables, negotiable instruments and securities; (xi) all assets on accounts with financial institutions; (xii) all items of movable property deemed immovable by destination; (xiii) all additions, replacements and improvements; and
(xiv) all such items as may lawfully form part of a handelszaak/fonds de commerce for the purposes of the law of 25 October 1919 as amended from time to time. For the avoidance of doubt, the receivables including but not limited to the trade receivables, that are subject to the Receivables Pledge Agreement are also included in the Business being pledged hereunder.

For the avoidance of doubt, the Pledgee recognises that the machinery and equipment situated on the Ghent site as listed in Annex 4 (as said Annex may be supplemented, amended or updated from time to time to include only machinery and equipment owned by Monsanto), are owned by Monsanto SA and consequently are not part of the Business.

4.       REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

4.1      REPRESENTATIONS AND WARRANTIES

Without prejudice and in addition to the representations and warranties of the Pledgor under the other Credit Documents to which the Pledgor is party, the Pledgor represents and warrants to the Pledgee and undertakes during the subsistence of this Agreement as follows:

(a) it is a naamloze vennootschap/societe anonyme duly established under the laws of Belgium, validly existing and not in liquidation, with power to enter into this Agreement and to exercise its rights and perform its obligations hereunder and all corporate and other action required to authorise its execution and performance of this Agreement has been duly taken;

(b) it does not conduct any business, has no place of business and is not registered in any register of commerce, in Belgium or abroad, other than as specifically mentioned in Clause 3 above and as listed in Annex 1;

(c) it owns the Business free and clear of any Liens save for Permitted Liens and except for the lien granted to the City of Ghent pursuant to article 20 of the Belgian Mortgage Law under the long term lease agreement (erfpacht) between the City of Ghent and NV Monsanto Europe, to the extent valid and enforceable;

                                                            Execution copy

(d) as of the date hereof, neither the Business nor any part thereof is subject to any seizure or other enforcement measure for more than an aggregate amount of EUR 100,000;

(e) it maintains adequate insurance cover against risks normally insured against by companies carrying on a similar business, and in particular maintains all insurance required by statute;

(f) the properties as described in Annex 2, in which part of the Business is operated are owned by the Pledgor free and clear of any Liens save for Permitted Liens; the properties as described in Annex 3, in which part of the Business is operated, and any other properties in which part of the Business is currently operated, are held on lease (or as otherwise specified in Annex 3) by the Pledgor;

(g) this Agreement does not violate any material contractual or other obligation binding upon the Pledgor; and

(h)      this Agreement creates a valid first ranking pledge of the Business.

4.2      UNDERTAKINGS

The Pledgor undertakes as follows:

(a) except as permitted under the Credit Documents and as long as all Secured Obligations have not been unconditionally and irrevocably discharged, it (i) shall not dispose in any way of the Business,
         (ii) save for the Lien pursuant to the Floating Charge Mandate, shall not create any other Lien (or mandate anyone to do so) in respect of the Business and shall, save for Permitted Liens, not permit the existence of any such Lien, and (iii) in general shall not take any action that could intentionally negatively influence the value of the Pledge;

(b) it shall procure that no executory seizure (saisie executoire/ uitvoerend beslag) is made on the Business or any part thereof and that any conservatory seizure (saisie conservatoire/bewarend beslag) thereon is lifted within 60 days of its first being made;

(c) it shall notify the Pledgee in advance of any transfer, opening or closure of any place in which it operates its Business. For the avoidance of doubt the Pledgor is entitled to put consigned stock and certain equipment at a customer in the ordinary course of business without having to notify the Pledgee thereof, prior to the occurrence and continuance of an Event of Default;

(d) it shall procure that it is and remains at all times duly registered in the appropriate register of commerce in Belgium or abroad for each of the places in which it operates its Business from time to time, and shall forthwith upon making any new registration supply the Pledgee with evidence of such registration, to the extent that this evidence is available; and

(e) it shall co-operate with the Pledgee and sign or cause to be signed all such further documents and take all such further action as the Pledgee may from time to time reasonably request to perfect and protect the Pledge under Belgian law and to carry out the provisions and purposes of this Agreement. The Pledgee shall not be obligated to request any action under this Clause (e) except upon written instructions from the Requisite Noteholders.

5.       CONTINUING SECURITY AND OTHER MATTERS

5.1      CONTINUING SECURITY

         The security created by this Agreement:

                                                            Execution copy

(a)      shall be a continuing security for the Secured Obligations;

(b) shall be in addition to and shall not prejudice or affect, and may be enforced by the Pledgee and the Noteholders without prior recourse to, any other security interest or remedy;

(c) shall not be satisfied by any intermediate payment or satisfaction of any part of the Secured Obligations or by any settlement of accounts;

(d) shall not be discharged by the entry of any Secured Obligations into any current account, in which case this Pledge shall secure any provisional or final balance of such current account up to the amount in which the Secured Obligations were entered therein;

(e) shall not in any way be prejudiced or affected by any time or waiver granted to, or composition with, the Pledgor or any other Person, by any amendment (however fundamental) or supplement to any Credit Document or any other document, by the taking, variation, compromise, exchange, renewal or release of or refusal or neglect to perfect or enforce any right, remedy or security over the Business or by anything done or omitted which but for this provision might operate to exonerate the Pledgor;

(f) shall not in any way be prejudiced or affected by any change in the constitution or status of the Pledgor or any other Person or by any legal limitation, disability, incapacity or other circumstances relating to the Pledgor or any other Person, by any invalidity, illegality or unenforceability of the obligations of the Pledgor or any other Person; and

(g) the Pledgee or, as the case may be, Requisite Noteholders may at any time without discharging or in any way affecting this Pledge
         (a) grant the Pledgor any time or indulgence, (b) concur in any moratorium of the Secured Obligations, (c) amend the terms and conditions of the Secured Obligations in accordance with the provisions of the Terms and Conditions of Notes and the applicable laws, (d) abstain from taking or perfecting any other security and discharge any other security, (e) abstain from exercising any right or recourse or from proving or claiming any debt and waive any right or recourse, and (f) apply any payment received from the Pledgor or for its account towards Secured Obligations or any other obligations of the Pledgor of the Pledgee's choice.

5.2      RIGHTS ADDITIONAL

All the rights of the Pledgee hereunder shall be in addition to any other right vested in the Pledgee and such rights may be exercised from time to time and as often as the Pledgee may deem expedient. The Pledgor waives any right it may have of first requiring the Pledgee (or any agent on its behalf) to proceed against or claim payment from any other party, or enforce any guarantee or security before enforcing the Pledge.

5.3      NO SUBROGATION

Until all Secured Obligations have been unconditionally and irrevocably discharged, the Pledgor shall not by virtue of any payment made, security realised or monies received hereunder for or on the account of the liability of any other party:

(a) be subrogated to any rights, security or monies held, received or receivable by the Pledgee or be entitled to any right of contribution or indemnity; or

(b) claim, rank, prove or vote as a creditor of any party or its estate in competition with the Pledgee; or

                                                            Execution copy

(c) receive, claim or have the benefit of all payment, distribution or security from or on account of any party, or exercise any right of set-off as against such other party, other than as expressly permitted by the Credit Documents.

5.4      PRESERVATION OF SECURITY IN THE EVENT OF NOVATION

In accordance with article 1278 of the Belgian Civil Code and without prejudice to the scope of the Secured Obligations, the Pledgor and the Pledgee agree that in the event of novation of all or any part of the Secured Obligations or the change or replacement of the Pledgee or the Pledgor, this Pledge will be maintained, automatically and without any further formality or consent, to secure the Secured Obligations as novated and in favour of the Pledgee or the new pledgees.

5.5      SETTLEMENTS CONDITIONAL

Any release, discharge or settlement between the Pledgor and the Pledgee shall be conditional upon no security disposition or payment to the Pledgee being void or set aside or ordered to be refunded and if such condition shall not be fulfilled, the Pledgee shall be entitled to enforce the security created by this Agreement as if such release, settlement or discharge had not occurred and any such payment had not been made.

6.       ENFORCEMENT

(a) Following the occurrence of an Event of Default that is continuing, the Pledgee shall be entitled to enforce the security created by this Agreement, and to exercise all rights and remedies, to the fullest extent permitted by law and the Collateral Agency Agreement and the Terms and Conditions of Notes.

(b) All enforcement costs will be considered as accessories to the main obligation and will be borne by the Pledgor.

7.       APPLICATION OF PROCEEDS

(a) Subject to the rights of any creditor with prior security or preferential claims, the proceeds of the enforcement of the security created by this Agreement shall be paid to the Pledgee. Any such proceeds and all other amounts paid to the Pledgee under this Agreement shall be applied in accordance with the Collateral Agency Agreement.

(b) Should the proceeds of the enforcement of the Pledge be greater than the outstanding amount of the Secured Obligations, the Pledgee shall pay to the Pledgor any such excess.

8.       INDEMNITY

The Pledgor shall fully indemnify and pay on demand to the Pledgee in respect of all liabilities and justified costs and expenses reasonably incurred by the Pledgee or any attorney, manager, agent or other Person appointed by the Pledgee, in the execution of any rights, powers or discretions vested in it pursuant hereto, save for liabilities and expenses arising from the gross negligence (faute grave/ grove fout) or wilful misconduct of the Pledgee.

9.       DISCHARGE OF THE PLEDGE

(a) This Pledge shall be discharged by, and only by, the express release thereof granted by the Pledgee.

                                                            Execution copy

(b) Without delay when all Secured Obligations have been unconditionally and irrevocably discharged, the Pledgee shall grant, in accordance with the Collateral Agency Agreement, an express release of this Pledge in such form as will permit de-registration thereof at the Pledgor's expense.

(c) Any release or discharge of the Pledge shall be null and void and without effect if any payment received by the Pledgee and applied towards satisfaction of all or part of the Secured Obligations

         (i) is avoided or declared invalid as against the creditors of the maker of such payment; or

         (ii)     becomes repayable by the Pledgee to a third party; or

         (iii)    proves not to have been effectively received by the Pledgee;

         and the Pledgee shall be entitled to enforce the pledge as if such release or discharge had not occurred.

10.      LIABILITY OF PLEDGEE

(a) The Pledgee shall not be liable for any acts or omissions with respect to the Business pledged hereunder or the enforcement or the losses arising in connection with the exercise of any of its rights and powers hereunder, save for liabilities and expenses arising from the gross negligence (faute grave/grove fout) or wilful misconduct of the Pledgee.

(b) The Pledgee shall not be under any obligation to the Pledgor to take any steps necessary to preserve any rights in the Business against any other parties but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the account of the Pledgor and shall be part of the Secured Obligations.

(c) If any such expenses are borne by the Pledgee, the Pledgor shall on first demand reimburse the Pledgee therefor, and its reimbursement obligation shall be part of the Secured Obligations.

11.      RESPONSIBILITY OF THE PLEDGEE

         The Pledgee shall not be responsible to any Noteholder for:

         (i) the adequacy, accuracy or completeness of any recitals, statements, representations or warranties contained in this Agreement;

         (ii) the adequacy, accuracy or completeness of any statement or information (whether written or oral) made in or supplied in connection with this Agreement; or

         (iii) the legality, validity, effectiveness, adequacy or enforceability of this Agreement.

12.      EXPENSES

All expenses that the Pledgee may incur in connection with (i) the administration of this Agreement as further provided in the Collateral Agency Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realisation upon, any of the Business, (iii) the exercise or enforcement of any of the rights of the Pledgee hereunder, or
(iv) the failure by the Pledgor to perform or observe any of the provisions hereof, shall be borne by the Pledgor. All other expenses and duties reasonably

                                                            Execution copy

incurred in connection with this Agreement, in particular with regard to the establishment and perfection of the Pledge and the granting of any release, shall be borne by the Pledgor. The Pledgor shall on first demand reimburse the Pledgee for any such expenses or duties paid by them, and the same shall be part of the Secured Obligations.

13.      NOTICES

13.1     COMMUNICATION IN WRITING

Any communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by fax or letter.

13.2     ADDRESSES

The address(es) and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each party for any communication or document to be made or delivered under or in connection with this Agreement is that identified with its name below or any other substitute address(es), fax number or department or officer as any party may notify to the other parties by not less than five Business Days' notice.

THE PLEDGOR:      Solutia Europe SA/NV
                  Boondaelse Steenweg 6
                  B-1050 Brussels
                  Belgium

                  Parc Scientifique Fleming
                  Rue Laid Burniat 3
                  B-1348 Louvain-la-Neuve
                  Belgium

                  Fax: +32 10 48 12 24
                  Attention: Legal Department

THE PLEDGEE:      KBC Bank NV
                  Havenlaan 12
                  B-1080 Brussels
                  Belgium

                  Fax: +32 2 429 4920
                  Attention: Mr. Dirk De Bleser

13.3     DELIVERY

Any communication or document made or delivered by one Person to another under or in connection with this Agreement will only be effective:

(a)      by way of fax, when received in legible form;

(b) if by way of letter, when it has been left at the relevant address(es) with acknowledgement of receipt or when it has been delivered to the addressee by registered mail;

(c) and, if a particular department or officer is specified as part of its address details provided under Clause 13.2 (Addresses), if addressed to that department or officer.

                                                            Execution copy

13.4     ENGLISH LANGUAGE

Without prejudice to any other procedural rule applicable to any dispute, any notice given under or in connection with this Agreement must be in English.

14.      GENERAL

14.1     ELECTION OF DOMICILE

For the purpose of the inscription of this Pledge at the mortgage registry and for no other purposes, the Pledgee hereby elects domicile in the judicial district of [TO BE COMPLETED FOR EVERY JUDICIAL DISTRICT] at [TO BE COMPLETED].

14.2     NO WAIVER

No failure or delay by the Pledgee in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise or waiver of any right, power or remedy. The remedies provided in this Agreement are cumulative and are not exclusive of any remedies provided by law.

14.3     SEVERABILITY

(a) Each of the provisions of this Agreement is several and distinct from the others and if at any time one or more of such provisions is or becomes invalid illegal or unenforceable the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

(b) In case of any such illegality, invalidity or unenforceability, the parties shall negotiate in good faith with a view to agree on the replacement of such provision by a provision which is legal, valid and enforceable and which is to the extent practicable in accordance with the intents and purposes of this Agreement and which in its economic effect comes as close as practicable to the provision being replaced.

14.4     DELEGATION OF POWERS

The Pledgee shall be entitled, at any time and as often as may be expedient, to delegate all or any of the powers and discretion vested in it by, this Agreement in such manner, upon such terms and to such person as the Pledgee in its absolute discretion may think fit.

14.5     BENEFIT OF THIS AGREEMENT

This Agreement shall be binding on, and inure for the benefit of, the Pledgor and the Pledgee and their respective successors and assigns.

14.6     ASSIGNMENT

The Pledgor may not assign or transfer any of its rights or obligations under this Agreement, save prior agreement in writing of the Pledgee.

14.7     EVIDENCE OF THE SECURED OBLIGATIONS OWING BY THE PLEDGOR

A certificate by the Pledgee as to the amount and the terms and conditions of the Secured Obligations owing to the Pledgee from the Pledgor is, prima facie evidence of the matters to which it relates.

                                                            Execution copy

14.8     FURTHER ACTION

The parties undertake to execute a notarial deed substantially in the form of this Agreement before notary Marcelis on 13 February 2004 at the latest.

14.9     GOVERNING LAW

This Agreement shall be governed by and interpreted in accordance with Belgian law.

14.10    JURISDICTION

All disputes arising in connection with this Agreement shall be settled by the courts of Brussels, without prejudice to the rights of the Pledgee to take legal action before any other court of competent jurisdiction.

14.11    FINAL PROVISIONS

The usual provisions in respect of a declaration relating to VAT shall apply.

                                                            Execution copy


Made in 3 originals, of which one will be held by the Pledgor, one will be held by the Pledgee and one will be held by counsel to the ad hoc committee of Noteholders, on 11 February 2004.

SOLUTIA EUROPE SA/NV
AS PLEDGOR

/s/ Kristel DeRoover
--------------------------
Name: Kristel DeRoover
Title: Attorney



KBC BANK NV
AS PLEDGEE

/s/ Dirk De Bleser
--------------------------
Name: Dirk De Bleser
Title: Head Operations &
  Accounting